Dear Fellow Shareholders:

Performance Review: We are pleased to report that during the first quarter of 2003 your Fund had a total return (market price change plus income) of 2.4%. In comparison, the S&P Utilities Index had a total return of -3.1% for the quarter. A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of -1.2% for the first quarter.

During the first quarter of 2003, your Fund paid three monthly 6.5 cent dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.85% common stock dividend yield based on the March 31, 2003 closing price of $9.93 per share. That yield compares favorably with the quarter-end yields of 5.14% on the Dow Jones Utility Index and 5.11% on the S&P Utilities Index.

Your Fund is managed using fundamental investment disciplines. As part of the review of our investment process, each year Fund analysts prepare industry reviews and outlooks for presentation to the Board of Directors. These reviews bring into focus certain factors affecting the utility industries' operating and financial performance. Following are highlights from those reviews.

Telecommunications--Through A Glass Darkly: After a difficult year for the telecom industry in 2000, followed by a terrible year in 2001, we really didn't think it could get much worse in 2002. Unfortunately, it did. But given the dramatic negative events of last year in the industry, particularly the WorldCom Inc. bankruptcy, we believe the worst may now be over. However, this does not mean we expect to see a quick recovery in industry fundamentals or a return to growth in 2003. The picture is hardly clear, but we have identified what we believe to be key industry drivers for this year and 2004.

Regulation is the top industry driver. While there are many significant regulatory issues facing the global telecommunications industry, the one attracting the most attention is the Federal Communication Commission's (FCC) revision of The Telecommunications Act of 1996 rules for unbundling local networks. Unbundling refers to the ability of competitors to gain access at a discount to parts of an incumbent local exchange carrier's infrastructure--lines and switches for example. The discount rates are determined by state regulators and allow competitors to offer services without actually installing any of their own lines to customers.

The FCC ruling will have significant financial implications for local exchange incumbents, long distance companies, and their competitors. Industry participants had hoped that the preliminary FCC review of the unbundled network elements, UNE-P in industry lingo, issued in February of this year would provide some clarity. Instead, the details are still murky on how various parties will be affected.

The only sure thing is that litigation will follow the release of the final FCC order, further delaying industry recovery.

Another key industry driver is the impact that increased competition is having on the stability of communications companies. Although competition is an issue that has been brewing for some time, it seems to be gaining steam from many different sources. AT&T Corp. and WorldCom, Inc.'s MCI subsidiary have begun to take advantage of the unbundling of local networks and have taken over 10 million access lines from the local incumbent companies. Additionally, consumers are increasingly using their wireless phone with all those "free" minutes as a competitive substitute for wireline phones. If you own a wireless phone, when was the last time you used a payphone?

Consider other competitive substitutes: Internet email has reduced both local and long distance calling, and cable companies have been successful offering broadband modems to compete with telephone line Internet connections offered by local telephone incumbents. Longer term, cable companies will also enter the voice communications market as new technologies allow them to upgrade their cable networks in a cost-effective manner. To combat this onslaught of competition, the local and long distance incumbents are offering discounted multiple service packages in an attempt to retain their customers. This is the new competitive world of telecom.

Consolidation could help companies stabilize revenues and earnings. Having a choice among six wireless providers may be good for consumers but not for the companies facing profitability pressures. However, the failure of many start-up telecom companies, and even WorldCom, Inc. itself, hasn't yet reduced competitive pressures since those companies may emerge from bankruptcy unencumbered by heavy debt loads and ready to contribute to the demand and supply imbalance. As much as consolidation may be needed, we don't expect any major mergers this year since financially strong companies are not willing to hurt their balance sheets with increased debt, use undervalued stock as acquisition currency, or undergo long regulatory and anti-trust approval processes to get a deal done.

Finally, we would highlight one bright spot for the global telecom industry--the desire for financial health that many companies are demonstrating. Across the globe, telecom companies are cutting costs to improve operating efficiencies and maintain margins, and slashing capital spending to boost free cash flow, which in turn is being used to reduce debt and/or increase dividends. This increased focus on financial discipline gives us optimism that the industry will recover. We remain comfortable with our holdings of financially strong incumbent local telecommunications companies, and have been encouraged so far this year by the desire on the part of telecommunications company management to return value to shareholders in the form of increased dividends.

Natural Gas Prices Remain Volatile: The Fund's natural gas portfolio outperformed the S&P Utilities Index in 2002. The performance of the S&P Utilities' Index was hurt by the merchant energy companies--unregulated companies and their subsidiaries and affiliates that traded natural gas and electricity in what turned out to be an ill-designed and oversupplied market. The DNP Fund continues to focus on companies that emphasize natural gas distribution--a regulated business that provides stable earnings, cash flows, and dividends. In the uncertain environment following the collapse of Enron Corp., companies with a mainly regulated business mix have been much less affected by pressures from credit rating agencies that have forced companies to restructure their balance sheets, reduce debt, issue equity, cut or eliminate dividends, and close formerly-profitable but exceedingly risky marketing and trading business lines.

Natural gas prices rode an ever-steepening wave as 2002 progressed into 2003. Some of the pressure on gas prices was likely due to the tensions in the Middle East, but there were also basic supply and demand pressures on the domestic front. In contrast to the warmer-than-normal heating season and above average gas storage levels of 2001/2002, this winter has experienced close to normal weather, and gas in storage began the season close to the 5-year average level. When the cold weather hit in mid-January and continued through February, storage levels dropped and prices rose to their highest levels since early 2001.

Additionally, natural gas production declined last year, and wells are being depleted at a faster rate than has historically been the case. These same developments are occurring in the Canadian gas markets, from which the U.S. imports about 15% of its natural gas supply. While we can't predict the weather, we do believe the gas exploration and production supply problems will continue into the foreseeable future, putting a "floor" under natural gas prices at a level higher than the recent past. An economic rebound would increase the demand for natural gas, another factor pointing to somewhat higher than normal future gas prices.

Gas distribution companies in the Fund's portfolio benefit from higher pipeline volumes in colder weather and, to some extent, experience stock price changes in concert with natural gas commodity prices, even though those companies do not necessarily have direct exposure to the commodity price. Colder weather and greater volumes distributed can therefore be supportive of distribution company stock valuations. The potential for the removal of federal taxation of dividends also would favor the types of natural gas companies owned by DNP, because they tend to have relatively high dividends.

Conversely, less geopolitical uncertainty and a firmer economy could lessen the attractiveness of these safe havens of the market despite the positive effect on revenues. In addition, earnings could be reduced by such company fundamentals as higher expenses for pensions, healthcare benefits, security, and insurance. Companies are striving to control the costs where they are able and offset some of these higher expenses.

At the present time, we feel that the income-producing nature of these companies is secure. Therefore, given that the dividend streams are well-supported by stable regulated earnings and cash flow, we continue to believe local distribution companies are the best natural gas investments for the Fund.

REIT Yields Remain Attractive: In 2002 your Fund's investments in REITs performed very well, delivering both a good relative total return and an attractive dividend yield. For the third year in a row, REITs outperformed the S&P 500 Index. The results from this sector reinforce earlier observations that REITs demonstrate a low correlation with other investment alternatives. We believe that the inclusion of REITs in your diversified portfolio enhances the overall return on the portfolio while spreading the risk.

While the underlying fundamentals in the commercial sectors of the real estate industry are weak and reflect a broader economy that seems to be on hold pending a settlement in the turbulent geopolitical climate, REIT dividends remain secure. REIT yields are attractive relative to the 10-year Treasury note and corporate "BBB" rated bonds. Over the past 20 years, REIT dividends on average have represented two-thirds of the total return from the REIT sector.

In 2003, investor pursuit of income may result in superior REIT performance again, especially if the equity market continues to show signs of uncertainty due to unsettled geopolitical and economic conditions. We believe the secure dividend yields offered by REITs may continue to overshadow difficult macro-economic fundamentals. We continue to manage your Fund's portfolio for safety by emphasizing diversification, demonstrable dividend security, long lease durations, and a focus away from the commercial sectors.

Electric Industry Review and Outlook: During 2002, the electric industry continued to suffer side effects from the Enron Corp. debacle and the California energy crisis. There were a record number of credit downgrades--electric marketing and trading businesses were decimated--there was a protracted focus on corporate accounting and trading investigations--and a record amount of common stock was issued by companies attempting to strengthen their balance sheets. In addition there were overriding concerns about power market excess capacity and a corresponding fall in power prices.

If one had to pick the single most important event of 2002, we believe it would be the industry's credit and liquidity crisis. In reaction to their failure to foresee the problems at Enron Corp, the major credit rating agencies tightened credit requirements for the entire industry, especially for those companies engaged in power marketing and trading. As credit ratings were lowered, several companies experienced debt triggers and collateral calls, leading to liquidity problems. Banks became wary of industry lending exposure, and what should have been routine rollover and refinancing of short-term credit lines became knuckle-biting adventures.

Looking at fundamentals during 2002, the industry experienced a reduction of non-regulated businesses, a pullback from power plant construction, and a withdrawal from marketing and trading activities. Dividend policy was mixed, with a number of generation-oriented companies reducing their dividends as part of a plan to improve credit measures and stave off possible bankruptcy. Conversely, several companies in the distribution sector implemented dividend increases in recognition of a renewed interest from investors in payouts.

The industry seems to have stabilized in 2003. Many companies are in the process of a slow recovery, though some companies still need to issue stock to strengthen their balance sheets. In March the Federal Energy Regulatory Committee (FERC) issued its long-awaited ruling on California market manipulation. Unfortunately, the major conclusion seems to be that more investigations are warranted. However, before year-end we expect the FERC to rule on which companies are guilty of market manipulation. We also expect a ruling on whether various higher-priced power contracts will be abrogated, including those entered into by the State of California. When these key issues are settled, the industry will regain some much-needed stability.

Annual Shareholder's Meeting: The annual meeting of shareholders was held on May 13, 2003 in Chicago, Illinois. At that meeting the three nominees for director were elected. Two of the three, Nancy Lampton and David J. Vitale, are continuing their service to the Fund. The third director, Christian H. Poindexter, is new to the Board. Mr. Poindexter is the retired Chairman and Chief Executive Officer of Constellation Energy Group, Inc, a public utility holding company.

Also at the meeting, shareholders approved an amendment to the Articles Supplementary modifying the terms of the Fund's remarketed preferred stock to allow the remarketing agent to reset the dividend rate at a level that is reflective of current market conditions.

Board of Directors Meeting: At the May Board of Directors' meeting, the Board declared the following monthly dividends:

                    Cents Per Share Record Date Payable Date
                    --------------- ----------- ------------
                          6.5         June 30    July 10
                          6.5         July 31    August 11

Also at the meeting, the Board expressed its appreciation to the two retiring directors, Wallace B. Behnke and Harry J. Bruce, for many years of outstanding service to the Fund. Mr. Behnke had served as a director since 1987 and was chairman of the Fund's audit committee from 1988 to 2001. Mr. Bruce had served as a director of the Fund since 1989.

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, without cost to the shareholder, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com).

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site, http://www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen
                                          /s/ Nathan I. Partain

Claire V. Hansen, CFA
                                          Nathan I. Partain, CFA
Chairman
                                          President and Chief
                                          Executive Officer

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                MARCH 31, 2003

COMMON STOCKS--84.9%

                                                           Market
                                                           Value
Shares      Company                                       (Note 1)
---------   -------                                     ------------

            [_] ELECTRIC--48.1%
1,000,000   Allete Inc................................. $ 20,760,000
1,001,000   Ameren Corp................................   39,089,050
  400,000   Cinergy Corp...............................   13,460,000
1,000,000   Consolidated Edison Inc....................   38,470,000
  796,000   Dominion Resources.........................   44,074,520
1,500,000   DQE Inc....................................   18,285,000
1,000,000   DTE Energy Co..............................   38,650,000
1,100,000   Energy East Corp...........................   19,580,000
1,000,000   Exelon Corp................................   50,410,000
1,000,000   FirstEnergy Corp...........................   31,500,000
  900,000   FPL Group Inc..............................   53,037,000
1,080,000   Iberdrola S.A. (Spain).....................   17,594,989
  215,000   National Grid Group PLC ADR................    6,611,250
  770,000   National Grid Transco PLC (United Kingdom).    4,713,230
3,206,700   NiSource Inc...............................   58,361,940
1,318,600   NSTAR......................................   52,770,372
1,375,000   Progress Energy Inc........................   53,831,250
1,000,000   Public Service Enterprise Group............   36,690,000
  850,000   Scottish & Southern Energy (United Kingdom)    8,558,445
  100,000   Scottish & Southern Energy ADR.............   10,052,950
2,647,300   Southern Co................................   75,289,212
1,500,000   Vectren Corp...............................   32,265,000
                                                        ------------
                                                         724,054,208

            [_] GAS--7.5%
  926,000   AGL Resources..............................   21,881,380
1,000,000   Keyspan Corp...............................   32,250,000
  900,000   Peoples Energy Corp........................   32,193,000
1,000,000   WGL Holdings Inc...........................   26,490,000
                                                        ------------
                                                         112,814,380

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2003


                                                     Market
                                                     Value
Shares      Company                                 (Note 1)
---------   -------                               ------------
            [_] TELECOMMUNICATION--14.6%
1,000,000   Alltel Corp.......................... $ 44,760,000
1,730,000   BellSouth Corp.......................   37,489,100
1,637,230   SBC Communications Inc...............   32,842,834
  700,000   Swisscom AG ADR......................   21,343,000
  856,250   Telecom Corp. of New Zealand Ltd. ADR   16,825,312
1,068,400   Telstra Corp. ADR....................   13,162,688
1,519,000   Verizon Communications...............   53,696,650
                                                  ------------
                                                   220,119,584

            [_] NON-UTILITY--14.7%
  177,450   Archstone Smith Trust................    3,896,802
  309,400   Boston Properties Inc................   11,726,260
  109,200   Camden Property Trust................    3,538,080
  347,984   CBL & Associates Properties Inc......   14,124,671
  224,770   Centerpoint Properties Corp..........   12,991,706
  435,000   Chelsea GCA Realty Inc...............   16,203,750
  100,000   Colonial Properties Trust............    3,308,000
  209,589   Corporate Office Properties Trust....    3,122,876
  410,605   Developers Diversified Realty Corp...    9,916,111
  200,000   Duke Realty Corp.....................    5,396,000
  186,550   Equity Office Properties Trust.......    4,747,698
  191,100   Equity Residential Properties Trust..    4,599,777
   75,621   Essex Property Trust Inc.............    3,951,197
  250,250   General Growth Properties, Inc.......   13,500,988
  167,000   Health Care Property Investors Inc...    5,569,450
  202,930   Health Care Realty Trust Inc.........    4,955,550
  195,650   Hospitality Properties Trust.........    5,977,108
  242,424   iStar Financial Inc..................    7,071,508
  250,250   The Macerich Co......................    7,927,920
  273,000   Pan Pacific Retail Properties Inc....   10,333,050
  495,600   ProLogis Trust.......................   12,548,592
   90,000   Realty Income Corp...................    3,217,500

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2003

                                                                    Market
                                                                    Value
Shares      Company                                                (Note 1)
---------   -------                                             ---------------
  263,900   S.L. Green Realty Properties Inc...................  $    8,064,784
  108,624   Shurgard Storage Centers Inc.......................       3,372,775
  352,170   Simon Property Group...............................      12,618,250
  527,800   United Dominion Realty Trust.......................       8,434,244
  315,000   Vornado Realty Trust...............................      11,277,000
  210,892   Weingarten Realty Investors........................       8,247,986
                                                                ---------------
                                                                    220,639,633
                                                                ---------------
            Total Common Stocks (Cost--$1,336,885,692).........   1,277,627,805
                                                                ---------------
PREFERRED STOCKS--17.7%

            [_] UTILITY--17.7%
  200,000   Alltel Corp. 73/4% due 5/17/05.....................  $    9,402,000
  750,000   Ameren Corp. 93/4% due 5/15/05.....................      19,732,500
1,200,000   Centurytel Inc. 6 7/8% due 5/15/05.................      29,412,000
  626,200   Cinergy Corp. 91/2% due 2/16/05....................      34,941,960
  450,000   Dominion Resources Inc. 91/2% due 11/16/04.........      24,196,500
  986,700   DTE Energy Co. 83/4% due 8/16/05...................      23,552,529
  700,000   Duke Capital Financing Trust III 8 3/8% due 8/31/29      17,885,000
  550,000   Duke Energy Corp. 8 1/4% due 5/18/04...............       6,930,000
  223,500   EIX Trust II Series B 8.60% due 10/29/29 **........       5,790,885
  500,000   FPL Group Inc. 81/2% due 2/16/05...................      27,475,000
  412,000   Keyspan Corp. 83/4% due 5/16/05....................      20,002,600
  775,000   Oneok Inc. 81/2% due 2/16/06.......................      20,901,750
  400,000   TXU Corp. 83/4% due 11/16/05.......................      11,132,000
  500,000   TXU Corp. 8 1/8% due 5/16/06.......................      14,195,000
                                                                ---------------
            Total Preferred Stocks (Cost--$286,001,280)........     265,549,724
                                                                ---------------

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2003


BONDS--47.1%
                                                        Ratings
                                              --------------------------
                                                                 Standard   Market
                                                                   and      Value
 Par Value    Company                           Fitch    Moody's  Poor's   (Note 1)
 ---------    -------                         ---------  ------- -------- -----------

              [_] ELECTRIC--13.8%
$ 8,571,000   Cleveland Electric Illuminating
              9%, due 7/01/23................ BBB         Baa2     BBB    $ 9,045,662
 18,050,000   Comed Financing II
              8 1/2%, due 1/15/27............ Not Rated   Baa2     BBB     20,104,721
  7,500,000   Commonwealth Edison Co.
              9 7/8%, due 6/15/20............ A-          A3       A-       8,803,680
  6,000,000   Dayton Power and Light
              8.15% due 1/15/26.............. A           A2       BBB      6,280,860
 24,000,000   Dominion Resources
              Capital Trust
              7.83%, due 12/01/27............ Not Rated   Baa2     BBB-    25,418,616
  5,000,000   Gulf States Utilities
              8.94%, due 1/01/22............. Not Rated   Baa3     BBB-     5,227,235
  1,000,000   Houston Lighting
              83/4%, due 3/01/22............. BBB+        Baa2     BBB      1,038,194
  5,000,000   Illinois Power Co.
              7 1/2, due 7/15/25............. CCC+        B3       B        4,225,000
 13,725,000   Niagara Mohawk Power Corp.
              8 7/8, due 5/15/07............. Not Rated   Baa3     A-      16,348,918
  5,000,000   Progress Energy Inc.
              73/4%, due 3/1/31.............. BBB-        Baa2     BBB      5,844,700
  9,000,000   PSEG Power
              8 5/8%, due 4/15/31............ Not Rated   Baa1     BBB     11,086,848
 15,646,000   Public Service Co. of Colorado
              8 3/4%, due 3/01/22............ BBB         Baa1     BBB+    16,380,189
 22,750,000   Puget Capital Trust
              8.231%, due 6/01/27............ Not Rated   Ba1      BB      22,081,355
 13,000,000   Southern Co. Capital Trust
              8.14%, due 2/15/27............. Not Rated   Baa1     BBB+    14,529,268
  9,000,000   Texas Utilities Corp.
              7 7/8%, due 3/1/23............. A-          Baa1     BBB      9,397,188

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2003

                                                     Ratings
                                            -------------------------
                                                              Standard    Market
                                                                and       Value
 Par Value    Company                         Fitch   Moody's  Poor's    (Note 1)
 ---------    -------                       --------- ------- -------- ------------
$10,000,000   Virginia Electric & Power Co.
              8 5/8%, due 10/01/24......... Not Rated  A2       A-     $ 11,184,830
 17,700,000   Virginia Electric & Power Co.
              8 1/4%, due 3/01/25.......... Not Rated  A2       A-       19,808,318
                                                                       ------------
                                                                        206,805,582

              [_] GAS--4.6%
  5,000,000   KN Energy Inc.
              71/4%, due 3/01/28........... BBB        Baa2     BBB       5,385,695
 10,000,000   Northern Border Partners L.P.
              8 7/8%, due 6/15/10.......... BBB+       Baa2     BBB+     12,044,170
 15,000,000   Panhandle Eastern
              8 5/8%, due 4/15/25.......... BBB        Baa2     BBB+     15,860,520
  6,488,000   Southern Union Co.
              7.60%, due 2/01/24........... BBB        Baa3     BBB       6,510,585
  8,850,000   Southern Union Co.
              81/4%, due 11/15/29.......... BBB        Baa3     BBB       9,539,096
 10,000,000   TE Products Pipeline Co.
              7.51%, due 1/15/28........... Not Rated  Baa3     BBB       9,617,870
  9,000,000   Trans-Canada Pipeline
              9 1/8%, due 4/20/06.......... Not Rated  A3       BBB+     10,426,347
                                                                       ------------
                                                                         69,384,283

              [_] TELECOMMUNICATION--7.8%
 10,000,000   Bell South Capital Funding
              7 7/8%, due 2/15/30.......... A+         Aa3      A+       12,504,420
 25,000,000   British Telecom PLC
              8 5/8%, due 12/15/30......... A          Baa1     A-       32,194,500
  5,000,000   Centurytel Inc.
              6 7/8%, due 1/15/28.......... Not Rated  Baa2     BBB+      5,393,880
 10,000,000   Centurytel Inc.
              8 3/8%, due 10/15/10......... Not Rated  Baa2     BBB+     12,215,550
 13,250,000   GTE California Inc.
              8.07%, due 4/15/24........... AA         A1       A+       14,436,392

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2003

                                                           Ratings
                                                  -------------------------
                                                                    Standard    Market
                                                                      and       Value
 Par Value    Company                               Fitch   Moody's  Poor's    (Note 1)
 ---------    -------                             --------  ------- -------- ------------
$17,625,000   GTE Corp.
              7.90 %, due 2/01/27................ A+         A3       A+     $ 19,830,716
  5,000,000   GTE North Corp., Series C
              7 5/8%, due 5/15/26................ AA         A1       A+        5,402,225
  9,000,000   New York Telephone Co.
              7 5/8%, due 2/01/23................ AA         A2       A+        9,324,297
  5,000,000   Vodafone Group PLC
              7 7/8%, due 2/15/30................ Not Rated  A2       A         6,197,350
                                                                             ------------
                                                                              117,499,330
              [_] NON-UTILITY--20.9%
#15,000,000   American General Finance Corp.
              1.64%, due 5/28/04................. A+         A1       A+       15,000,000
#20,000,000   Credit Suisse First Boston USA Inc.
              1.79%, due 4/28/03................. Not Rated  Aa3      A+       20,001,040
#25,000,000   Daimler Chrysler NA Holdings
              1.57%, due 8/21/03................. Not Rated  A3       BBB+     24,974,050
  8,000,000   Dayton Hudson Corp.
              9 7/8%, due 7/01/20................ A          A2       A+       11,284,760
 19,940,000   EOP Operating LP
              7 1/2%, due 4/19/29................ BBB+       Baa1     BBB+     21,774,380
 #7,500,000   First Union National Bank
              1.66%, due 5/09/03................. A          Aa3      A+        7,501,215
#25,000,000   General Electric Capital Corp.
              1.64%, due 10/22/03................ Not Rated  Aaa      AAA      25,086,487
#25,000,000   General Motors Acceptance Corp.
              1.65%, due 11/07/03................ A-         A2       BBB      24,880,950
#14,400,000   Halogen Funding Co. LLC
              1.33%, due 4/07/03................. A-         A2       BBB      14,400,000
#25,000,000   Household Finance Corp.
              1.69%, due 5/28/04................. A          A2       A-       24,906,650
#25,000,000   Morgan Stanley Dean Witter
              1.73%, due 5/18/04................. AA-        Aa3      A+       25,088,125
#25,000,000   Northern Rock PLC
              1.64%, due 7/22/03................. A+         A2       A        25,010,575


    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2003

                                                    Ratings
                                             ---------------------
                                                           Standard    Market
                                                             and       Value
 Par Value     Company                       Fitch Moody's  Poor's    (Note 1)
 ---------     -------                       ----- ------- -------- ------------
#$25,000,000   Salomon Smith Barney Holdings
               1.68%, due 5/07/04...........  AA+    Aa1      AA-   $ 25,022,200
 #50,000,000   Sigma Finance Inc.
               1.46%, due 6/05/03...........  AAA    Aaa      AAA     50,075,811
                                                                    ------------
                                                                     315,006,243
                                                                    ------------
               Total Bonds (Cost--$681,112,815)....................  708,695,438
                                                                    ------------

Par Value/
  Shares
----------
U.S. TREASURY OBLIGATIONS--1.5%
$19,400,000   U.S. Treasury Bond
              10 3/4%, due 5/15/03......................................... $ 19,630,394
  2,000,000   U.S. Treasury Bond
              10 3/4%, due 8/15/05.........................................    2,421,330
                                                                            ------------
              Total U.S. Treasury Obligations (Cost--$23,796,094)..........   22,051,724
                                                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--8.9%
125,000,000   Federal Home Loan Mortgage Corp.
              9%, due 2/26/04..............................................  133,770,875
                                                                            ------------
              Total U.S. Government Agency Obligations (Cost--$136,481,438)  133,770,875
                                                                            ------------
MONEY MARKET INSTRUMENTS--17.1%
 35,000,000   AIG Funding Inc.
              1.34%, due 4/01/03...........................................   35,000,000
#12,979,872   AIM STIC Liquid Assets Portfolio.............................   12,979,872
#10,725,000   Bear Stearns & Co. Repurchase Agreement,
              1.40%, dated 3/31/03, due 4/01/03, collateralized by
              $10,892,343 FNMS CL-695204 5.50% MBS due 3/01/33.............   10,725,000
#50,000,000   Bear Stearns & Co. Master Note
              1.59%, due 4/01/03...........................................   50,000,000
#25,000,000   CCN Orchard Park LLC
              1.32%, due 10/06/03..........................................   25,000,000

    The accompanying note is an integral part of this financial statement.

                                                                                                Market
 Par Value/                                                                                     Value
   Shares                                                                                      (Note 1)
     ----------                                                                             --------------
#$47,000,000           Deutsche Bank Securities Inc. Repurchase Agreement,
                       1.50%, dated 3/31/03, due 4/01/03, collateralized by
                       $9,204,900 LBCMT 1999-C1 X 0.91% CMO due 6/15/31;
                       $1,811,437 GECMC 2002-3A H 6.24% CMO due 12/10/37;
                       $10,009,240 COMM 2001-FL5A F 2.52% CMO due 11/15/13;
                       $8,990,289 COMM 2000-FL3A KWT 2.46% CMO due 11/15/12;
                       $10,965,823 COMM 2000-FL3A C 2.07% CMO due 11/15/12 and
                       $6,958,311 COMM 2000-FL2A F 2.40% CMO due 4/15/11................... $   47,000,000
 #10,300,000           Hudson-American Realty Protection LLC
                       1.37%, due 4/03/03..................................................     10,300,000
 #43,952,389           Janus Institutional Cash Reserves Fund..............................     43,952,389
 #22,152,939           NYLIM Institutional Prime Cash Fund.................................     22,152,939
                                                                                            --------------
                       Total Money Market Instruments (Amortized Cost--$257,107,395).......    257,110,200
                                                                                            --------------
CASH AND OTHER ASSETS LESS LIABILITIES (43.9%).............................................  (660,357,680)
                                                                                            --------------
REMARKETED PREFERRED STOCK
  ($.001 par value per share; 100,000,000 shares authorized and 5,000 shares issued and
  outstanding; liquidation preference $100,000 per share)................................    (500,000,000)
                                                                                            --------------
NET ASSETS APPLICABLE TO COMMON STOCK
  (equivalent to $6.94 per share of common stock based on 216,844,831 shares of common
  stock outstanding; authorized 250,000,000 shares)......................................   $1,504,448,086
                                                                                            ==============

** Dividends currently are deferred.
# This security was purchased with the cash proceeds from securities loans. The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.
--------
(1)The market values for securities are determined as follows: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

Board of Directors

FRANKLIN A. COLE

GORDON B. DAVIDSON

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, and Secretary

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President and Treasurer

DIANNA P. WENGLER
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603

Independent Auditors

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                                                     DNP Select
                                                               Income Fund Inc.

                                                           First Quarter Report

                                                              March 31, 2003
[Artwork]